UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

NEUROCRINE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 617-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below in Item 5.07, Neurocrine Biosciences, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment of the Company’s 2020 Equity Incentive Plan (the “Amended 2020 Plan”). A summary of the material terms of the Amended 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 5, 2023, and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, the Company held its Annual Meeting. As of the close of business on March 20, 2023, the record date for the Annual Meeting, there were 97,525,642 shares of common stock entitled to vote, of which there were 86,527,005 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of three Class III Directors for a term of three years expiring at the 2026 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) an advisory vote on the frequency of advisory voting on the compensation paid to the Company’s named executive officers, (iv) the approval of the Amended 2020 Plan, and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

•	Election of three Class III Directors for a term of three years expiring at the 2026 Annual Meeting of Stockholders.

Kevin C. Gorman, Ph.D.	For	79,212,382	Withheld	2,310,200
Gary A. Lyons	For	67,873,034	Withheld	13,649,548
Johanna Mercier	For	73,442,103	Withheld	8,080,479

There were 5,004,423 broker non-votes for this proposal.

The three nominees for Class III Director were elected. The Class I Directors, William H. Rastetter, Ph.D., George J. Morrow, and Leslie V. Norwalk, will continue in office until the 2024 Annual Meeting of Stockholders or until their earlier death, resignation or removal. The Class II Directors, Richard F. Pops, Shalini Sharp, and Stephen A. Sherwin, M.D. will continue in office until the 2025 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

•	An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	75,903,905	Against	5,557,583	Abstain	61,094
Percent of Voted:	For	93.11%	Against	6.82%

There were 5,004,423 broker non-votes for this proposal.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	An advisory vote on the frequency of advisory voting on the compensation paid to the Company’s named executive officers.

Shares Voted:	1 Year	80,717,040	2 Years	23,501	3 Years	725,957	Abstain	56,084
Percent of Voted:	1 Year	99.01%	2 Years	0.03%	3 Years	0.89%

There were 5,004,423 broker non-votes for this proposal.

In light of this result, the Company will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes occurs.

•	Approval of the Amended 2020 Plan.

Shares Voted:	For	69,250,973	Against	12,198,955	Abstain	72,654
Percent of Voted:	For	84.95%	Against	14.96%

There were 5,004,423 broker non-votes for this proposal.

The Amended 2020 Plan was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shares Voted:	For	80,314,052	Against	6,163,365	Abstain	49,588
Percent of Voted:	For	92.82%	Against	7.12%

The appointment of Ernst & Young LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 19, 2023	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer